                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 31, 1997


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                 1-2493                                13-5482050
       (Commission File Number)            (I.R.S. Employer Identification No.)

 100 S.E. SECOND STREET, MIAMI, FLORIDA                   33131
 (Address of principal executive offices)                 (Zip Code)


                                 (305) 579-8000
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 31, 1997, New Valley Corporation (the "Company") entered into a stock purchase agreement (the "Purchase Agreement") with Brooke (Overseas) Ltd. (the "Seller"), pursuant to which the Company acquired 10,483 shares of the common stock of BrookeMil Ltd. ("BML") from the Seller, comprising 99.1% of the outstanding shares of BML (the "Shares").

     The Company paid to the Seller for the Shares a purchase price of $55 million, consisting of $21.5 million in cash and a $33.5 million 9% promissory note of the Company (the "Note"). The Company utilized general working capital to fund the cash portion of the purchase price. The Note is secured by the Shares and is payable $21.5 million on June 30, 1997 and $12 million on December 31, 1997. The transaction was approved by the independent members of the Board of Directors of the Company. The Company retained independent legal counsel and financial advisors in connection with the evaluation and negotiation of the transaction.

     The Seller is a wholly-owned subsidiary of BGLS Inc. ("BGLS"), which is wholly-owned by Brooke Group Ltd. ("Brooke"). Brooke indirectly controls the Company through its indirect ownership of an approximate 42% voting interest therein. Bennett S. LeBow, Chairman of the Board and Chief Executive Officer of the Company, serves as Chairman of the Board, President and Chief Executive Officer of Brooke and of BGLS, and is the controlling stockholder of Brooke. Howard M. Lorber, a director, President and Chief Operating Officer of the Company, serves as a consultant to Brooke and BGLS and is a stockholder of Brooke. Richard J. Lampen, a director and Executive Vice President of the Company, serves as Executive Vice President of Brooke and BGLS. Richard S. Ressler, a director of the Company, is a greater than 5% stockholder of Brooke and has served as a consultant to Brooke and its subsidiaries.

     The foregoing summary of the acquisition is qualified in its entirety by reference to the text of the Purchase Agreement and the Company's Press Release dated January 31, 1997, which are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c) Exhibits.

     The following Exhibits are provided in accordance with the provisions of
Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                 EXHIBIT INDEX

 2.1 Stock Purchase Agreement dated as of January 31, 1997 among BrookeMil Ltd. ("BML"), Brooke (Overseas) Ltd. ("BOL"), BGLS Inc. and New Valley Corporation ("New Valley").

10.1 Promissory Note of New Valley dated January 31, 1997 in favor of BOL.

10.2 Pledge Agreement dated as of January 31, 1997 entered into by and between BOL and New Valley.

10.3 Use Agreement dated as of January 31, 1997, entered into by and between BML and Liggett-Ducat Joint Stock Company.

99.1 Press Release of New Valley dated January 31, 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW VALLEY CORPORATION


                               By: /s/ Robert M. Lundgren
                                   ------------------------------
                                   Robert M. Lundgren
                                   Vice President and Chief Financial Officer

Date:  January 31, 1997

                               INDEX TO EXHIBITS




Exhibit No.                        Exhibit
--------------------------------------------------------------------------------
 2.1  Stock Purchase Agreement dated as of January 31, 1997
      among BrookeMil Ltd. ("BML"), Brooke (Overseas)
      Ltd. ("BOL"), BGLS Inc. and New Valley Corporation
      ("New Valley").

10.1  Promissory Note of New Valley dated January 31, 1997 in favor of
      BOL.

10.2 Pledge Agreement dated as of January 31, 1997 entered into by and between BOL and New Valley.

10.3 Use Agreement dated as of January 31, 1997, entered into by and between BML and Liggett-Ducat Joint Stock Company.

99.1  Press Release of New Valley dated January 31, 1997.